UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 15, 2021

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Company's Certifying Accountant

OUM & Co. LLP (“OUM”) has been the independent registered public accounting firm of NovaBay Pharmaceuticals, Inc. (the “Company”) since 2011. OUM informed the Company on July 15, 2021 that certain assets of OUM were acquired by WithumSmith+Brown, PC (“Withum”) on the same day.

As a result of such acquisition, on July 15, 2021, OUM resigned as the Company’s independent registered public accounting firm. Concurrent with such resignation, the Company, with the approval of its Audit Committee, consented to the assignment and assumption of OUM’s engagement with the Company to Withum. Withum has been engaged to serve as the Company’s independent registered public accounting firm.

The audit reports of OUM on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the year ended December 31, 2019 contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2020 and 2019, and through the subsequent interim period preceding OUM’s resignation and in connection with the audit of the Company’s consolidated financial statements for such periods, there were no disagreements between the Company and OUM on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of such disagreements in their audit reports on the Company’s consolidated financial statements.

During the Company's fiscal years ended December 31, 2020 and 2019, and the subsequent interim period from January 1, 2021 to the date of this report, (i) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and (ii) the Company did not consult with OUM regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided OUM with a copy of the disclosures in this report and has requested that OUM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not OUM agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01     Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from OUM & Co. LLP, dated July 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: July 21, 2021